EXHIBIT 10.7

UNIT PURCHASE AGREEMENT

FOR

CHILCO RIVER HOLDINGS, INC.

Offering of up to US$2,000,000

1,333,334 Units
Each Unit consists of one share of common stock
and one non-transferable share purchase warrant

Price per Share US$1.50

Offering Commencement Date of November 23, 2005

ALL INFORMATION HEREIN WILL BE TREATED CONFIDENTIALLY

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR UNDER ANY STATE SECURITIES LAW OR UNDER THE SECURITIES LAWS OF ANY OTHER JURISDICTION AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH LAWS. THE SECURITIES OFFERED HEREBY HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THESE ARE SPECULATIVE SECURITIES.

All Residents in Alberta and British Columbia must complete the Representation Letter (and Schedule One thereto) attached as Appendix I.

Subscriber Initials _____

UNIT PURCHASE AGREEMENT

CHILCO RIVER HOLDINGS, INC.

THIS UNIT PURCHASE AGREEMENT (“Agreement”) is made effective as of the ______ day of December, 2005 (the “Effective Date”) by and among:

Chilco River Holdings, Inc., a Nevada corporation, of 355 Lemon Ave., Suite C, Walnut, CA 91789 (the "Company");

The Lead Investor designated on Schedule A attached hereto (the “Lead Investor”); and

Each of the persons or entities named as Subscribers on Schedule A attached hereto (each, a “Subscriber”).

The Company, the Lead Investor and the Subscribers are collectively referred to herein as the “Parties.” The Lead Investor and the Subscribers are referred to collectively herein as the “Investors” and individually as an “Investor.”

WHEREAS:

A.	The Company is offering units (the “Units”) at $1.50 per Unit, and each Unit consists of one share of the Company’s common stock with a par value of $0.001 (a “Common Share”) and one non-transferable share purchase warrant (a “Warrant”). Each Warrant will entitle the Investor therein to subscribe for one additional Common Share at a price of $2.00 per share at any time up to 5:00 p.m. local time in California on the first anniversary of the date of issuance. The Units, the Common Shares, and the Warrants are referred to in this Agreement as the “Securities.” All dollar amounts set forth in this Agreement are in United States dollars;

B.	The Company is offering the Securities only to qualified investors who (i) satisfy the criteria for “accredited investors” as defined under Rule 501(a) of the Securities Act of 1933, as amended (the “Securities Act”), (ii) are not “U.S. Persons” as such term is defined by Rule 902 of Regulation S under the Securities Act and (iii) are outside the United States at the time of execution and delivery of this Agreement. The Company is offering the Securities pursuant to (i) an exemption from registration promulgated under Rule 506 of Regulation D of the Securities Act and/or (ii) an exclusion from the registration requirements available under Rule 903 of Regulation S of the Securities Act; and

C.	Each Investor has agreed to purchase the number of Units set forth beside the Investor’s name on Schedule A attached hereto, subject to the terms and conditions set forth in this Agreement. Each of the Parties acknowledges that the Subscribers would not otherwise invest in the Company, absent the investment of the Lead Investor. As a condition to facilitating such investment by the Lead Investor, the Company has agreed to certain covenants for the benefit of the Lead Investor, individually, and certain additional covenants for the benefit of the Investors, collectively;

NOW THEREFORE THIS AGREEMENT WITNESSES that, in consideration of the mutual covenants and agreements herein contained, the receipt of which is acknowledged, the Parties covenant and agree with each other as follows:

1.	SUBSCRIPTION

1.1	Subscription. Subject to the terms and subject to the conditions of this Agreement, each of the Investors, severally and not jointly, agrees to purchase the number of Units set forth beside the Investor’s name on Schedule A attached hereto at US$1.50 per Unit on or before December 16, 2005 or such other time as the Company and the Lead Investor may agree upon (the “Closing Date”).

1.2	Security Offered. Each Unit shall consist of one Common Share and one non-transferable Warrant. Each Warrant will entitle the Investor therein to subscribe for one additional Common Share at a price of $2.00 per share at any time up to 5:00 p.m. local time in California on the first anniversary of the date of issuance. The Warrants will be evidenced by a Warrant Certificate, in the form attached as Schedule B, to be issued to each Investor on the Closing Date.

1.3	Purchase Price. The “Purchase Price” of each Unit shall be US$1.50 per Unit. On the Closing Date, each Investor, severally and not jointly, shall pay to the Company the Purchase Price of Units subscribed, by check payable to “Chilco River Holdings, Inc.”, by wire transfer to Chilco River Holdings, Inc. (pursuant to the wire transfer instructions provided in advance of such Closing Date) or by other means agreed to in writing by the Parties, which shall be applied to payment for the Units subscribed for herein. The Investors shall use their best efforts to pay the Purchase Price by wire transfer.

1.4	Delivery of Certificates. Promptly upon receipt of the Purchase Price at the Closing, the Company shall cause to be delivered to each Investor certificates representing the number of Common Shares and Warrants underlying the Units purchased, registered in the name of the Investor, no later than three (3) business days following the Closing Date. Each Investor agrees to execute and deliver such documents as may be reasonably requested by the Company in connection with the certificate delivery.

1.5	Use of Proceeds. As an inducement to invest in the Company, the Company represents, warrants and covenants to each Investor that the proceeds will be used for the following purposes:

(a)	One million dollars ($1,000,000) shall be used for the renovation of the casino floor at the Bruce Hotel & Casino at Jirón Francisco Bolognesi # 171-191 in the Miraflores District, Province and Department of Lima; and

(b)	One million dollars ($1,000,000) shall be used to engage one or more professional media consultants to provide strategic corporate, marketing and publication services to the Company related to the Company and its business (the “Marketing Consultant”).

1.6	By signing this Agreement, each Investor acknowledges that the Company is relying on the accuracy and completeness of the representations contained in this Agreement in complying with its obligations under applicable securities laws.

1.7	All Residents in Alberta and British Columbia must complete the Representation Letter (and Schedule One thereto) attached as Appendix I.

2.	CLOSING, CLOSING CONDITIONS AND DELIVERIES

2.1	The Closing of each of the transactions contemplated by Section 1.1 shall take place on the Closing Date at the offices of Dorsey & Whitney, LLP, Republic Plaza Building, Suite 4700, 370 Seventeenth Street, Denver, Colorado 80202, or at such other place or different date as may be mutually acceptable to the Lead Investor and the Company.

2.2	The Closing of the transactions contemplated by Section 1.1 is subject to the fulfillment of the following conditions (the “Initial Closing Conditions”) which are for the benefit of each Investor:

(a)	all relevant documentation and approvals as may be required, by applicable securities statutes, regulations, policy statements and interpretation notes, by applicable securities regulatory authorities and by applicable rules and guidelines of any stock exchange on which the Common Shares are listed, shall have been obtained and, where applicable, executed by or on behalf of each Investor;

(b)	the Company’s board of directors shall have authorized and approved the execution and delivery of this Agreement, the issuance and delivery of the Units, the allotment and issuance of the Common Shares, the allotment and issuance of the Warrants, and the allotment and issuance of the Common Shares acquirable upon exercise of the Warrants (the “Warrant Shares”);

(c)	the representations and warranties of the Company set forth in this Agreement shall be true and correct as of the Closing Date, and the Company shall have delivered a certificate of a senior officer of the Company (acting without personal liability) to that effect to the Investors;

(d)	no action or proceeding at law or in equity shall be pending or threatened by any person, including any government, governmental authority, regulatory body or agency to enjoin, restrict or prohibit the purchase and issuance of the Securities or the transactions contemplated hereby;

(e)	the Lead Investor, for its sole benefit, shall have completed its business, financial, legal and technical due diligence inquiries;

(f)	the Company shall have entered into an agreement for marketing and business development services with the Marketing Consultant; and

(g)	the Company shall have agreed to hire or engage a strategic management and corporate development professional or consultant to assist the Company in developing a comprehensive corporate and financial strategy to assist with the development of its business and management team.

3.	INVESTOR REPRESENTATIONS, WARRANTIES, AND COVENANTS

3.1	Each Investor, severally and not jointly, makes the following representations and warranties to the Company:

(a)	The Investor is purchasing the Units, consisting of the Common Shares and the Warrants, for its own account or for the account of one or more persons, for investment purposes only and not with a view to resale or distribution and, in particular, it has no intention to distribute either directly or indirectly any of the Common Shares issued in connection with the purchase of the Units, or upon exercise of the Warrants; provided, however, that the Investor may sell or otherwise dispose of any of the Common Shares pursuant to registration thereof under the Securities Act and any applicable state securities laws or under an exemption from such registration requirements.

(b)	The Investor recognizes that investment in the Securities involves substantial risks and has taken full cognizance of and understands all of the risks related to the purchase of the Securities, including without limitation those set forth under the caption “Risk Factors” in the Company’s reports on Form 10-KSB, 10-QSB and 8-K (collectively, the “SEC Reports”), filed with the United States Securities and Exchange Commission (the “SEC”) pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(c)	In making its decision to invest in the Units, the Investor has carefully reviewed and is familiar with the Company’s SEC Reports, and the Investor has relied on the information contained therein and the documents and materials delivered therewith, and on the Investor’s own independent investigations and/or those of the Investor’s own professional tax and other advisors. The Investor and the Investor’s advisors (including the Investor’s representative, if any) have been given the opportunity to obtain information and to examine all documents relating to the Company, and to ask questions of and to receive answers from the officers of the Company concerning the Company, the officers and directors, and the terms and conditions of this investment, and to obtain any additional information, to the extent the Company possesses that information or could acquire it without unreasonable effort or expense, to verify the accuracy of any information previously furnished. All questions have been answered to the full satisfaction of the Investor, and all information and documents, records and books pertaining to this investment that the Investor has requested have been made available to the Investor.

(d)	The Investor believes that it, either alone or with the assistance of its advisor(s) (including the Investor’s representative, if any), has such knowledge and experience in financial and business matters that the Investor is capable of reading and interpreting disclosure materials, such as the SEC Reports and the Company’s financial statements, and of evaluating the merits and risks of the prospective investment in the Securities. The Investor has obtained sufficient information to evaluate the merits and risks of an investment in the Company and has the net worth to undertake those risks.

(e)	The Investor has obtained, to the extent the Investor deems necessary, the Investor’s own personal, professional advice with respect to the risks inherent in the investment in the Company and the suitability of the investment in the Securities in light of the Investor’s financial condition and investment needs.

(f)	The Investor believes that investment in the Securities is suitable for the Investor based on the Investor’s investment objectives and financial needs, and the Investor has adequate means for providing for the Investor’s current financial needs and personal contingencies and has no need for liquidity of investment with respect to the Securities.

(g)	The Investor is able to (i) hold the Common Shares and, if the Warrants are exercised, the Common Shares underlying the Warrants, for an indefinite period of time, (ii) bear the economic risk of the Investor’s investment, and (iii) withstand a complete loss of the investment.

(h)	The Investor has not purchased the Securities as a result of any form of general solicitation or general advertising, including advertisements, articles, notices, or other communications published in any newspaper, magazine, or similar media, or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising.

(i)	The Investor, and if applicable, each person for whose account it is purchasing the Units:

i.	acknowledges that the Units, consisting of the Common Shares and the Warrants, have not been registered under the Securities Act, and the Investor undertakes and agrees that it will not offer or sell the Common Shares unless the Common Shares are registered under the Securities Act and the securities laws of all applicable states of the United States, or such Common Shares are sold pursuant to an available exemption from such registration requirements;

ii.	if the Investor is a “U.S. Purchaser”, it represents that it is an “accredited investor” as such term is defined under Rule 501(a) of Regulation D of the Securities Act, by satisfying one or more of the criteria set forth therein. A “U.S. Purchaser” in this Agreement means any “U.S. person”, as defined in Regulation S under the Securities Act (which definition includes but is not limited to (A) any individual resident in the United States, (B) any partnership or corporation organized or incorporated under the laws of the United States, (C) any partnership or corporation formed by a U.S. person under the laws of any foreign jurisdiction principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by “accredited investors” as defined in Rule 501(a) of Regulation D under the Securities Act resident in the United States, or (D) any estate or trust of which any executor, administrator or trustee is a U.S. person); any person who is in the United States; any person who is purchasing the Units on behalf or for the benefit of a U.S. Person or person in the United States;

iii.	unless it is a U.S. Purchaser, the Investor represents that (i) it is not a U.S. Person; is not purchasing the Units for the benefit or on behalf of any U.S. Person or person in the United States; (ii) it was not offered any of the Units in the United States, (iii) it did not receive any materials relating to the offer of the Units in the United States, and (iv) it did not execute this Agreement or any other materials relating to the purchase of the Units in the United States;

iv.	each Investor who is resident in the Province of Alberta or British Columbia has completed the Representation Letter (and Schedule One thereto) attached as Appendix I and represents that (i) it is an “accredited investor”, as such term is defined in National Instrument 45-106 — Prospectus and Registration Exemptions of the Canadian Securities Administrators adopted under the securities legislation of the Canadian Jurisdictions (“NI 45-106”), it is not a trust company or trust corporation registered under the laws of Prince Edward Island that is not registered under the Trust and Loan Companies Act (Canada) or under comparable legislation in another jurisdiction of Canada, it was not created or used solely to purchase or hold securities as an accredited investor as described in paragraph (m) of the definition of “accredited investor” in NI 45-106, and it has concurrently executed and delivered a Representation Letter in the form attached as Appendix I to this Agreement and has initialed or placed a check mark in Schedule One thereto indicating that the Subscriber satisfies one of the categories of “accredited investor” set forth in such definition or (ii) if the Investor is not purchasing as principal, it is deemed to be purchasing as principal pursuant to NI 45-106 by virtue of being either (A) a trust company or trust corporation acting on behalf of a fully managed account managed by the trust company or trust corporation, or (B) a person acting on behalf of a fully managed account managed by it, and in each case satisfying the criteria set forth in NI 45-106, and it is duly authorized to enter into this Agreement and to execute and deliver all documentation in connection with the purchase on behalf of each beneficial purchaser, each of whom is purchasing as principal for its own account, not for the benefit of any other person, and not with a view to the resale or distribution of all or any of the Securities, it acknowledges that the Company is required by law to disclose to certain regulatory authorities the identity of each beneficial purchaser of the Securities for whom it may be acting, and it and each beneficial purchaser is resident in the jurisdiction set out as the “Subscriber’s Address, including Postal Code”;

(j)	The Investor understands that the Common Shares issuable upon purchase of the Units and the Common Shares issuable on the exercise of the Warrants are “restricted securities,” as such term is defined under Rule 144 of the Securities Act, and may not be offered, sold, transferred, pledged, or hypothecated to any person in the absence of registration under the Securities Act or an opinion of counsel satisfactory to the Company that registration is not required. Even if an exemption is available, the assignability and transfer of the Securities are subject to limitations imposed by this Agreement.

(k)	The Investor further understands that a legend in substantially the following form will be placed on all documents evidencing the Common Shares and the Common Shares issuable upon exercise of the Warrants and that similar notations may be made on the Company records as a means of preventing the disposition of the Common Shares other than in accordance with this Agreement and applicable law:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) IF THE SECURITIES HAVE BEEN REGISTERED IN COMPLIANCE WITH THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS (C) IN COMPLIANCE WITH THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT IN ACCORDANCE WITH RULE 144 THEREUNDER, IF APPLICABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE LAWS AND REGULATIONS GOVERNING THE OFFER AND SALE OF SECURITIES, AND THE HOLDER HAS, PRIOR TO SUCH SALE, FURNISHED TO THE COMPANY AN OPINION OF COUNSEL, OF RECOGNIZED STANDING, OR OTHER EVIDENCE OF EXEMPTION, REASONABLY SATISFACTORY TO THE COMPANY. HEDGING TRANSACTIONS INVOLVING THE SECURITIES REPRESENTED HEREBY MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH U.S. SECURITIES LAWS.

(l)	The Investor understands, acknowledges and is aware that the Units are being offered for sale only on a “private placement” basis and that the sale and delivery of the Securities is conditional upon such sale being exempt from the requirements under applicable securities laws as to the filing of a prospectus or upon the issuance of such orders, consents or approvals as may be required to permit such sale without the filing of a prospectus and, as a consequence (i) it is restricted from using most of the civil remedies available under securities legislation; (ii) it may not receive information that would otherwise be required to be provided to it under securities legislation; and (iii) the Company is relieved from certain obligations that would otherwise apply under securities legislation;

(m)	If required by applicable securities laws, regulations, rules, policies or orders or by any securities commission, stock exchange or other regulatory authority, the Investor will execute, deliver, file and otherwise assist the Company in filing, such reports, undertakings and other documents with respect to the issue of the Securities;

(n)	The Investor has not become aware of any advertisement in printed media of general and regular paid circulation (or other printed public media), radio, television or other forms of advertisement with respect to the distribution of the Securities;

(o)	If a partnership, trust, corporation, or other entity: (i) the Investor has the power and authority to sign and comply with the terms of this Agreement and the person signing this Agreement on its behalf has the necessary power to do so; (ii) the Investor’s principal place of business and principal office are located within the jurisdiction set forth in its address below.

(p)	The Investor understands and agrees that there may be material tax consequences to the Investor of an acquisition or disposition of the Securities. The Company gives no opinion and makes no representation with respect to the tax consequences to the Investor under United States, state, local or foreign tax law of the Investor’s acquisition or disposition of the Securities.

(q)	The Investor confirms that neither the officers of the Company nor any of its affiliates or agents have made any representations or warranties or statements, except as explicitly set forth in this Agreement, concerning the Investor’s investment in the Units, including but not limited to any representations or warranties concerning tax consequences that may arise in connection with the Investor’s investment in the Securities or the anticipated financial results of the operations of the Company.

(r)	The Investor acknowledges that in making its decision to invest in the Securities, it is not relying on any other Investor or upon any person, firm or company. Each Investor agrees that no other Investor (including the Lead Investor) nor the partners, employees, officers or controlling persons of any other Investor shall be liable for any actions taken by such Investor, or omitted to be taken by such Investor, in connection with such investment.

(s)	No brokers or finders. No person, firm or corporation has or will have, as a result of any act or omission of any Investor, any right, interest or valid claim against the Company or any Investor for any commission, fee for other compensation as a finder or broker in connection with the transactions contemplated by this Agreement. Each Investor will indemnify and hold the Company harmless against any and all liability with respect to any such commission, fee or other compensation which may be payable or determined to be payable in connection with the transactions contemplated by this Agreement.

3.2	Each Investor agrees as follows:

(a)	If the Investor decides to offer, sell or otherwise transfer any of the Common Shares or Warrants, it will not offer, sell or otherwise transfer any of such securities directly or indirectly, unless:

i.	the sale is to the Company or in a transaction that is registered under the Securities Act and in accordance with any applicable state securities or “Blue Sky” laws;

ii.	the sale is made outside the United States in a transaction meeting the requirements of Rule 904 of Regulation S under the Securities Act and in compliance with applicable local laws and regulations;

iii.	the sale is made in compliance with the exemption from the registration requirements under the Securities Act and in accordance with Rule 144 thereunder, if applicable, and in accordance with any applicable state securities or “Blue Sky” laws; or

iv.	the securities are sold in a transaction that does not require registration under the Securities Act or any applicable U.S. state laws and regulations governing the offer and sale of securities;

and with respect to subparagraphs (iii) and (iv) hereof, it has prior to such sale furnished to the Company an opinion of counsel reasonably satisfactory to the Company.

(b)	The Investor agrees not to engage in hedging transactions prior to the expiration of the one-year distribution compliance period set forth in Rule 903(b)(3) of Regulation S under the Securities Act with regard to (A) the Units, or (B) any other securities that it acquires from the Company in reliance upon the exclusion from registration provided by Regulation S under the Securities Act, and understands that the certificates representing the Common Shares and the Warrants will be impressed with a legend to such effect.

3.3	Each Investor acknowledges and agrees as follows:

(a)	if a resident of Alberta or British Columbia, it acknowledges that the Securities are subject to Canadian statutory hold periods and resale restrictions;

(b)	it is solely responsible (and the Company is not in any way responsible) for compliance with applicable hold periods and resale restrictions, including without limitation the filing of any documentation and, if applicable, the payment of any fees with any applicable securities regulatory authority, and that we, and (if applicable) others on whose behalf we are contracting hereunder, are aware that we, and (if applicable) such others, may not be able to resell the Securities except in accordance with limited exceptions under applicable securities legislation and regulatory policy and we and, if applicable, others on whose behalf we are contracting hereunder, will not sell, resell or otherwise transfer the Shares except in compliance with applicable laws;

(c)	it has not received or been provided with, nor has it requested, nor does it have any need to receive, any offering memorandum, any prospectus, sales or advertising literature, or any other document describing or purporting to describe the business and affairs of the Company which has been prepared for delivery to, and review by, prospective purchasers in order to assist it in making an investment decision in respect of the Securities;

(d)	the Warrants are non-transferrable, except as otherwise required by law; provided however, the holder of Warrants may transfer such Warrants to a family trust, family member or corporation controlled by the shareholder, or if a corporation, its shareholders.

(e)	it acknowledges that any person who exercises a Warrant will be required to provide to the Company either:

(i)	a representation that the Warrant is being exercised by the original purchaser of the Units and the representations and warranties made in connection with such purchase remain true and correct as of the date of the exercise; or

(ii)	a written opinion of counsel or other evidence satisfactory to the Company to the effect that the Warrants and the Warrant Shares have been registered under the Securities Act and applicable state securities laws or are exempt from registration thereunder.

(f)	if a resident of Alberta or British Columbia, it acknowledges that this Agreement requires the Investor to provide certain personal information to the Company. Such information is being collected by the Company for the purposes of completing the offering, which includes, without limitation, determining the Investor’s eligibility to purchase the Units under applicable securities laws, preparing and registering certificates representing Securities to be issued to the Investors and completing filings required by any stock exchange or securities regulatory authority. The Investor’s personal information may be disclosed by the Company to: (i) stock exchanges or securities regulatory authorities, (ii) the Company’s registrar and transfer agent, (iii) Canada Revenue Agency; and (iv) any of the other parties involved in the offering, including legal counsel, and may be included in record books in connection with the offering. By executing this Agreement, the Investor is deemed to be consenting to the foregoing collection, use and disclosure of the Investor’s personal information.

(g)	Each Investor represents and warrants that the funds representing the aggregate subscription price which will be advanced by the Investor to the Company hereunder will not represent proceeds of crime for the purposes of the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) (the “PCMLA”) and the Investor acknowledges that the Company may in the future be required by law to disclose the Investor’s name and other information relating to this Agreement and the Investor’s subscription hereunder, on a confidential basis, pursuant to the PCMLA. To the best of the Investor’s knowledge (a) none of the subscription funds to be provided by the Investor (i) have been or will be derived from or related to any activity that is deemed criminal under the law of Canada, the United States of America, or any other jurisdiction, or (ii) are being tendered on behalf of a person or entity who has not been identified to the Investor, and (b) it shall promptly notify the Company if the Investor discovers that any of such representations ceases to be true, and to provide the Company with appropriate information in connection therewith.

4.	COMPANY REPRESENTATIONS, WARRANTIES, AND COVENANTS

4.1	In order to induce each Investor to enter into this Agreement and to purchase the number of Units set forth after its name on Schedule A, the Company hereby represents and warrants to each Investor, except as disclosed in the attached Company Disclosure Schedule, that:

(a)	Organization, Standing, Etc. The Company is a corporation duly organized, validly existing and in good standing under the laws of the state of Nevada, and has the requisite corporate power and authority to own its properties and to carry on its business in all material respects as it is now being conducted. The Company has the requisite corporate power and authority to issue the Securities and to otherwise perform its obligations under this Agreement.

(b)	Governing Instruments. The Company has filed in its SEC Reports true, accurate and correct copies of the articles of incorporation and bylaws of the Company and such articles of incorporation and bylaws are the duly and legally adopted articles of incorporation and bylaws of the Company in effect as of the date of this Agreement.

(c)	Subsidiaries, etc. Except as otherwise described in its SEC Reports, the Company does not have any direct or indirect ownership interest in any corporation, partnership, joint venture, association or other business enterprise. If any entity is described in the Company’s SEC Reports and the Company owns a controlling interest in such entity, each of the representations and warranties set forth in this article 4.1 are being hereby restated with respect to such entity (modified as appropriate to the nature of such entity).

(d)	Qualification. The Company is duly qualified, licensed or domesticated as a foreign corporation in good standing in each jurisdiction wherein the nature of its activities or the properties owned or leased by it makes such qualification, licensing or domestication necessary and in which failure to so qualify or be licensed or domesticated would have a material adverse impact upon its business.

(e)	Financial Statements. The Company’s most recent financial statements contained in the Company’s SEC Reports (i) are in accordance with the books and records of the Company, (ii) present fairly the financial condition of the Company at the balance sheets dates and the results of its operations for the periods therein specified, and (iii) have, in all material respects, been prepared in accordance with generally accepted accounting principles applied on a basis consistent with prior accounting periods. Without limiting the generality of the foregoing, the balance sheets or notes thereto disclose all of the debts, liabilities and obligations of any nature (whether absolute, accrued or contingent and whether due or to become due) as of the date of the Company’s most recent financial statements contained in the Company’s SEC Reports, which, individually or in the aggregate, are material and which in accordance with generally accepted accounting principles would be required to be disclosed in such balance sheets, and includes appropriate reserves for all taxes and other liabilities accrued as of such dates but not yet payable.

(f)	Tax Returns and Audits. All required federal, state and local tax returns or appropriate extension requests of the Company have been filed, and all federal, state and local taxes required to be paid with respect to such returns have been paid or provision for the payment thereof has been made. The Company is not delinquent in the payment of any such tax or in the payment of any assessment or governmental charge. The Company has not received notice of any tax deficiency proposed or assessed against it, and it has not executed any waiver of any statute of limitations on the assessment or collection of any tax. None of the Company’s tax returns have been audited by governmental authorities in a manner to bring such audits to the Company’s attention. The Company does not have any tax liabilities except those incurred in the ordinary course of business since January 1, 2005.

(g)	Changes, Dividends, Etc. Except for the transactions contemplated by this Agreement, since the date of the Company’s most recent financial statements contained in the Company’s SEC Reports , the Company has not: (i) incurred any debts, obligations or liabilities, absolute, accrued or contingent and whether due or to become due, except current liabilities incurred in the ordinary course of business which will not materially and adversely affect the business, properties or prospects of the Company; (ii) paid any obligation or liability other than, or discharged or satisfied any liens or encumbrances other than those securing, current liabilities, in each case in the ordinary course of business; (iii) declared or made any payment to or distribution to its shareholders as such, or purchased or redeemed any of its shares of capital stock, or obligated itself to do so; (iv) mortgaged, pledged or subjected to lien, charge, security interest or other encumbrance any of its assets, tangible or intangible, except in the ordinary course of business; (v) sold, transferred or leased any of its assets except in the ordinary course of business; (vi) suffered any physical damage, destruction or loss (whether or not covered by insurance) materially and adversely affecting the properties, business or prospects of the Company; (vii) entered into any transaction other than in the ordinary course of business; (viii) encountered any labor difficulties or labor union organizing activities; (ix) issued or sold any shares of capital stock or other securities or granted any options, warrants, or other purchase rights with respect thereto other than pursuant to this Agreement; (x) made any acquisition or disposition of any material assets or become involved in any other material transaction, other than for fair value in the ordinary course of business; (xi) increased the compensation payable, or to become payable, to any of its directors or employees, or made any bonus payment or similar arrangement with any of its directors or employees or increased the scope or nature of any fringe benefits provided for its directors or employees; or (xii) agreed to do any of the foregoing other than pursuant hereto. There has been no material adverse change in the financial condition, operations, results of operations or business of the Company since the date of the Company’s most recent financial statements contained in the Company’s SEC Reports or most recent draft delivered to the Lead Investor.

(h)	Title to Properties and Encumbrances. The Company has good and marketable title to all of its properties and assets, including without limitation the properties and assets reflected on the Company’s most recent financial statements contained in the Company’s SEC Reports and the properties and assets used in the conduct of its business, except for property disposed of in the ordinary course of business since the date of the Company’s most recent financial statements contained in the Company’s SEC Reports, which properties and assets are not subject to any mortgage, pledge, lease, lien, charge, security interest, encumbrance or restriction, except (a) those which are shown and described on the Company Disclosure Schedule or the notes to the financial statements attached to the Company’s latest SEC Reports, (b) liens for taxes and assessments or governmental charges or levies not at the time due or in respect of which the validity thereof shall currently be contested in good faith by appropriate proceedings, or (c) those which do not materially affect the value of or interfere with the use made of such properties and assets.

(i)	Conditions of Properties. The plant, offices and equipment of the Company have been kept in good condition and repair in the ordinary course of business.

(j)	Litigation; Governmental Proceedings. There are no legal actions, suits, arbitrations or other legal, administrative or governmental proceedings or, to the knowledge of the Company, threatened against the Company, or its properties or business, and the Company is not aware of any pending investigations or facts which are likely to result in or form the basis for any such action, suit or other proceeding. The Company is not in default with respect to any judgment, order or decree of any court or any governmental agency or instrumentality. The Company has not been threatened with any action or proceeding under any business or zoning ordinance, law or regulation.

(k)	Compliance With Applicable Laws and Other Instruments. To the best of the Company’s knowledge, the business and operations of the Company have been and are being conducted in all material respects in accordance with all applicable laws, rules and regulations of all governmental authorities. Neither the execution nor the delivery of, nor the performance of or compliance with, this Agreement nor the consummation of the transactions contemplated hereby will, with or without the giving of notice or passage of time: (i) result in any breach of, or constitute a default under, or result in the imposition of any lien or encumbrance upon any asset or property of the Company pursuant to, any agreement or other instrument to which the Company is a party or by which it or any of its properties, assets or rights is bound or affected, or (ii) violate the articles of incorporation or bylaws of the Company. The Company is not in violation of its articles of incorporation or bylaws nor in material violation of, or in material default under, any lien, indenture, mortgage, lease, agreement, instrument, commitment or arrangement in any material respect. The Company is not subject to any restriction which would prohibit it from entering into or performing its obligations under this Agreement.

(l)	Units, Warrants and Common Shares. The Units and the underlying Common Shares, when issued and paid for pursuant to the terms of this Agreement or upon the exercise of the Warrants, will be duly authorized, validly issued and outstanding, fully paid, nonassessable shares and shall be free and clear of all pledges, liens, encumbrances and restrictions created by the Company. The Warrants, when issued pursuant to the terms of this Agreement will be binding obligations of the Company in accordance with their terms. The Common Shares have been reserved for issuance and when issued upon exercise of the Warrants will be duly authorized, validly issued and outstanding, fully paid, nonassessable and free and clear of all pledges, liens, encumbrances and restrictions.

(m)	Securities Laws. Based in part upon the representations of the Investors in Section 3, no consent, authorization, approval, permit or order of or filing with any governmental or regulatory authority is required under current laws and regulations in connection with the execution and delivery of this Agreement or the offer, issuance, sale or delivery of the Securities, other than the qualification thereof, if required, under applicable state securities laws, which qualification has been or will be effected as a condition of these sales except applicable notices of exemption, such as a Form D. The Company has not, directly or through an agent, offered the Securities or any similar securities for sale to, or solicited any offers to acquire such securities from, persons other than the Investors and other accredited investors, except prior to the date of this Agreement, which offers have or will be terminated prior to the Closing Date. To the best of the Company’s knowledge, under the circumstances contemplated by this Agreement and assuming the accuracy of the representations of the Investors in Section 3, the offer, issuance, sale and delivery of the Securities will not, under current laws and regulations, require compliance with the prospectus delivery or registration requirements of the federal Securities Act.

(n)	Patents and Other Intangible Rights. To the best of the Company’s knowledge, the Company (a) owns or has the exclusive right to use, free and clear of all material liens, claims and restrictions, all patents, trademarks, service marks, trade names, copyrights, licenses and rights with respect to the foregoing, used in the conduct of its business as now conducted without infringing upon or otherwise acting adversely to the right or claimed right of any person under or with respect to any of the foregoing, (b) is not obligated or under any liability whatsoever to make any payments of a material nature by way of royalties, fees or otherwise to any owner of, licensor of, or other claimant to, any patent, trademark, trade name, copyright or other intangible asset, with respect to the use thereof or in connection with the conduct of its business or otherwise, (c) owns or has the unrestricted right to use all trade secrets, including know-how, customer lists, inventions, designs, processes, computer programs and technical data necessary to develop operation and sale of all products and services sold or proposed to be sold by it, free and clear of any rights, liens, or claims of others, and (d) is not using any confidential information or trade secrets of others.

(o)	Capital Stock. The authorized capital stock of the Company consists of 100,000,000 common shares, $0.001 par value, of which 19,450,000 shares are issued and outstanding as of the Effective Date. All of the outstanding shares of the Company were duly authorized and validly issued and are fully paid and nonassessable. There are no outstanding subscriptions, options, warrants, calls, contracts, demands, commitments, convertible securities or other agreements or arrangements of any character or nature whatever, other than this Agreement, under which the Company is obligated to issue any securities of any kind representing an ownership interest in the Company. Neither the offer nor the issuance or sale of the Units, the Common Shares or the Warrants constitutes an event, under any anti-dilution provisions of any securities issued or issuable by the Company or any agreements with respect to the issuance of securities by the Company, which will either increase the number of shares issuable pursuant to such provisions or decrease the consideration per share to be received by the Company pursuant to such provisions. No holder of any security of the Company is entitled to any pre-emptive or similar rights to purchase any securities of the Company from the Company; provided, however, that nothing in this section 4.1(o) shall affect, alter or diminish any right granted to the Investors in this Agreement.

(p)	All securities issued by the Company have been issued in full compliance with an exemption or exemptions from the registration and prospectus delivery requirements of the Securities Act and from the registration and qualification requirements of all applicable state securities laws.

(q)	Outstanding Debt. The Company does not have any material indebtedness incurred as the result of a direct borrowing of money, including, but not limited to, indebtedness with respect to trade accounts, except as set forth in the Company’s most recent financial statements contained in the Company’s SEC Reports or the notes thereto. The Company is not in default in the payment of the principal of or interest or premium on any such indebtedness, and no event has occurred or is continuing under the provisions of any instrument, document or agreement evidencing or relating to any such indebtedness which with the lapse of time or the giving of notice, or both, would constitute an event of default thereunder.

(r)	Assets and Contracts. The Company has filed all material agreements required to be filed or submitted with its SEC Reports under the rules and regulations of the SEC. The Company has in all material respects substantially performed all obligations required to be performed by it to date and is not in default in any material respect under any of the contracts, agreements, leases, documents, commitments or other arrangements to which it is a party or by which it is otherwise bound. All instruments material to the Company’s business or otherwise described in this section are in effect and enforceable according to their respective terms, and there is not under any of such instruments any existing material default or event of default or event which, with notice or lapse of time or both, would constitute an event of default thereunder. All parties having material contractual arrangements with the Company are in substantial compliance therewith and none are in material default in any respect thereunder.

(s)	Corporate Acts and Proceedings. This Agreement has been duly authorized by all necessary corporate action on behalf of the Company, has been duly executed and delivered by authorized officers of the Company, and is a valid and binding agreement on the part of the Company that is enforceable against the Company in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and to judicial limitations on the enforcement of the remedy of specific performance and other equitable remedies. All corporate action necessary to the authorization, creation, reservation, issuance and delivery of the Units, Common Shares, the Warrants and the Common Shares acquirable upon exercise of the Warrants has been taken by the Company, or will be taken by the Company on or prior to the Closing Date.

(t)	Accounts Receivable. To the extent that they exceed the reserves for doubtful accounts set forth in the most recent financial statements contained in the Company’s SEC Reports, the accounts receivable which are reflected in such financial statements and all accounts receivable of the Company which have arisen since the latest date of the balance sheet contained in such financial statements (except such accounts receivable as have been collected) are valid and enforceable claims, and the goods and services sold and delivered which gave rise to such accounts were sold and delivered in conformity with the applicable purchase orders, agreements and specifications. To the best of the Company’s knowledge, such accounts receivable are subject to no valid defense or offsets except routine customer complaints or warranty demands of an immaterial nature. The reserve for doubtful accounts that is included in the most recent financial statements contained in the Company’s SEC Reports is adequate.

(u)	Inventories. The inventories of the Company which are reflected in the most recent financial statements contained in the Company’s SEC Reports and all inventory items which have been acquired since the latest date of the balance sheet contained in such financial statements consist of raw materials, supplies, work-in-process and finished goods of such quality and quantities as are currently usable or salable in the ordinary course of its business.

(v)	Insurance Coverage. There are in full force policies of insurance issued by insurers of recognized responsibility insuring the Company and its properties and business against such losses and risks, and in such amounts, as in the Company’s best judgment, after advice from its insurance broker, are acceptable for the nature and extent of such business and its resources.

(w)	No Brokers or Finders. No person, firm or corporation has or will have, as a result of any act or omission of the Company, any right, interest or valid claim against the Company or any Investor for any commission, fee or other compensation as a finder or broker in connection with the transactions contemplated by this Agreement. The Company will indemnify and hold each of the Investors harmless against any and all liability with respect to any such commission, fee or other compensation which may be payable or determined to be payable in connection with the transactions contemplated by this Agreement.

(x)	Licenses. The Company possesses from the appropriate agency, commission, board and government body and authority, whether state, local or federal, all licenses, permits, authorizations, approvals, franchises and rights which are (a) necessary for it to engage in the business currently conducted by it, and (b) if not possessed by the Company would have an adverse impact on the Company’s business. The Company has no knowledge that would lead it to believe that it will not be able to obtain all licenses, permits, authorizations, approvals, franchises and rights that may be required for any business the Company proposes to conduct.

(y)	Disclosure. The Company has not knowingly withheld from the Investors any material facts known to the Company and relating to the assets, business, operations, financial condition or prospects of the Company. No representation or warranty in this Agreement or in any certificate, schedule, statement or other document furnished or to be furnished to any Investor pursuant hereto or in connection with the transactions contemplated hereby contains or will contain any untrue statement of a material fact or omits or will omit to state any material fact required to be stated herein or therein or necessary to make the statements herein or therein not misleading.

(z)	Registration Rights. Other than as contemplated under this Agreement, the Company has not agreed to register any of its authorized or outstanding securities under the Securities Act.

(aa)	Retirement Plans. The Company does not have any retirement plan in which any employees of the Company participates that is subject to any provisions of the Employee Retirement Income Security Act of 1974 and of the regulations adopted pursuant thereto (“ERISA”).

(bb)	Environmental and Safety Laws. The Company has not received any notice that it is in violation of any applicable statute, law or regulation relating to the environment or occupational health and safety, and to the best of the Company’s knowledge no material expenditures are or will be required in order to comply with any such existing statute, law or regulation.

(cc)	Employees. To the best of the Company’s knowledge, no officer of the Company or employee of the Company (whose annual compensation is in excess of $20,000) has any plans to terminate his or her employment with the Company. Except for the accrual of salaries disclosed in the Company’s Disclosure Statement, the Company has complied in all material respects with all laws relating to the employment of labor, including provisions relating to wages, hours, equal opportunity, collective bargaining and payment of Social Security and other taxes, and the Company has not encountered any material labor difficulties. The Company does not have any worker’s compensation liabilities.

(dd)	Absence of Restrictive Agreements. To the best of the Company’s knowledge, no employee of the Company is subject to any secrecy or non-competition agreement or any agreement or restriction of any kind that would impede in any way the ability of such employee to carry out fully all activities of such employee in furtherance of the business of the Company. To the best of the Company’s knowledge, no employer or former employer of any employee of the Company has any claim of any kind whatsoever in respect of any of such rights.

5.	REGISTRATION RIGHTS

The Company will use commercially reasonable efforts to prepare and file with the SEC sixty (60) days after the Closing Date, a registration statement (on Form S-3, SB-1, SB-2, S-1, or other appropriate registration statement form reasonably acceptable to the Company) under the Securities Act (the “Registration Statement”), in respect of each Investor, so as to permit a public offering and resale of the Common Shares and the Warrant Shares (collectively, the “Registrable Securities”) in the United States under the Securities Act by such Investor as a selling stockholder and not as an underwriter.

In the event that (i) the Registration Statement to be filed by the Company pursuant to this Section 5 is not filed with the SEC within sixty (60) days from the Closing Date, then the Company, on the sixty-first (61st) day following the Closing Date, will issue to each Subscriber a number of Common Shares two percent (2%) of the aggregate number of the Common Shares issued to the Subscriber and on each thirty day period thereafter, a number of Common Shares equal to two percent (2%) of the aggregate number of the Common Shares issued to the Subscriber under this Agreement until such Registration Statement has been filed. Such payment of the liquidated damages shall be made to the Investors in cash, within five (5) calendar days of demand, provided, however, that the payment of such liquidated damages shall not relieve the Company from its obligations to register the Registrable Securities pursuant to this Agreement.

Each Investor will cooperate with the Company in all respects in connection with the Registration Statement, including timely supplying all information reasonably requested by the Company (which shall include all information regarding the Investor and proposed manner of sale of the Registrable Securities required to be disclosed in any Registration Statement) and executing and returning all documents reasonably requested in connection with the registration and sale of the Registrable Securities and entering into and performing its obligations under any underwriting agreement, if the offering is an underwritten offering, in usual and customary form, with the managing underwriter or underwriters of such underwritten offering. Any delay or delays caused by an Investor, or by any other purchaser of securities of the Company having registration rights similar to those contained herein, by failure to cooperate as required hereunder shall not constitute a breach or default of the Company under this Agreement.

6.	GENERAL

6.1	From time to time during the period commencing as of the Closing Date and until one hundred twenty (120) days following the effective date of the Registration Statement contemplated in Section 5 of this Agreement (the “Restricted Period”), the Company shall not enter into any agreement to sell Common Shares or any equity based securities without the prior written consent of the Lead Investor, which consent shall not be unreasonably withheld. Notwithstanding the foregoing, the Company may offer and sell Common Shares equity based securities during the Restricted Period as follows:

(a)	up to 1,000,000 Common Shares in compensatory arrangements or issuable upon exercise of compensatory stock options granted to employees, officers and/or directors, which have been approved by the Company’s board of directors;

(b)	up to 1,000,000 Common Shares to consultants and professional as compensation for services approved by the Company’s board of directors;

(c)	up to 3,000,000 Common Shares in connection with the acquisition of property, assets or technology related to the Company’s business, which have been approved by the Company’s board of directors; and

(d)	up to 2,000,000 Common Shares in one or more financing transactions at a price in excess of $1.50 per share.

6.2	Should the Company desire to sell any newly issued securities during the twelve months following the Closing Date, the Company shall provide written notice to the Lead Investor in the following manner (the “Offer Notice”). The Offer Notice must specify all of the terms and conditions of the proposed sale, but may omit the identity of the proposed purchaser(s) (collectively, the “Proposed Purchaser”). The Investors shall have the option, but not the obligation, within five (5) business days after receipt of the Offer Notice to purchase any or all of the securities specified in the Offer Notice (“Offered Securities”) at the price and on all the terms stated in the Offer Notice, including, without limitation, the closing date and manner of delivery of funds. If any Investor exercises such option, Lead Investor shall deliver written notice to the Company within such five (5) business day period. If any Investor exercises such option but fails to close in accordance with the terms set forth in the Offer Notice, then such Investor shall have no further rights under this Section 6.2. If an Investor does not elect to purchase the Offered Securities within said five (5) business day period, then the Company shall be under no obligation to sell any of the Offered Securities to that Investor. If no Investor elects to purchase Offered Securities within said five (5) business day period, then the Company shall be under no obligation to sell any of the Offered Stock to any of the Investors, but may instead sell any portion, or all, of the Offered Securities to the Proposed Purchaser at the price and on the terms and conditions specified in Offer Notice, within ninety (90) days of delivery of the Offer Notice. The Company may not, however, without giving a new notice of its intention to so do pursuant to this Section 6.2, sell any or all of the Offered Securities beyond said ninety (90) day period or at any other price or on any terms and conditions other than those specified in the Offer Notice.

6.3	For the purposes of this Agreement, time is of the essence.

6.4	The parties will sign and deliver all further documents and instruments and do all things that may, either before or after the signing of this Agreement, be reasonably required to carry out the full intent and meaning of this Agreement.

6.5	This Agreement may not be assigned by either party hereto.

6.6	All notices, requests, consents and other communications required or permitted hereunder shall be in writing and shall be delivered, or mailed first-class postage prepaid, registered or certified mail, if to any Investor or any holder of Warrants addressed to such holder at its address as shown on the books of the Company, or at such other address as such holder mayspecify by written notice to the Company, or if to the Company at the address set forth above, Attention: President; or at such other address as the Company may specify by written notice to the Investors; and such notices and other communications shall for all purposes of this Agreement be treated as being effective or having been given if delivered personally, or, if sent by mail, when received.

6.7	All representations and warranties contained herein shall survive the execution and delivery of this Agreement, any investigation at any time made by the Investors or on their behalf, and the sale and purchase of the Units and payment therefor. All statements contained in any certificate, instrument or other writing delivered by or on behalf of the Company pursuant to this Agreement or in connection with or in contemplation of the transactions herein contemplated shall constitute representations and warranties by the Company hereunder.

6.8	This Agreement and the agreements contemplated herein contains the entire understanding of the parties with respect to the transactions contemplated in this Agreement and the terms of this Agreement expressly replace and supersede any prior oral or written communication, understanding or agreement among the parties and this Agreement may be amended only by agreement in writing executed by the parties.

6.9	Each Party acknowledges that it has been advised by the other to seek independent legal and financial (including tax) advice with respect to this Agreement and that it has not relied on the other party for any advice, whether legal or otherwise, with respect to this Agreement.

6.10	This Agreement shall be interpreted neutrally and no construction against the drafter shall be permitted.

6.11	It is the intention of the parties hereto that this Agreement and the performance hereunder shall be interpreted and construed in accordance with and pursuant to the laws of the State of California.

6.12	This Agreement may be signed by the parties in as many counterparts as may be deemed necessary, each of which so signed will be deemed to be an original, and all counterparts together will constitute one and the same instrument. A copy of this Agreement transmitted by facsimile will be treated and relied on for all purposes by any person as an originally signed copy.

6.13	In the event any legal action is instituted by any party to this Agreement for the purpose of enforcing or interpreting any provision of this Agreement or any other agreement arising under or relating to this Agreement, the prevailing party in such action shall be entitled to recover its reasonable attorneys’ and expert witness fees and costs.

TO BE COMPLETED BY THE INVESTOR

1.    Subscriber’s Details.

Name of Subscriber (please print) _______________________________________________

By (authorized signature)____________________________________________________

(Official Capacity or Title please print)_____________________________________________

__________________________________________________________________
(Please print name of individual whose signature appears above if different than name of the subscriber printed above)

________________________________________________________________________________________
(Subscriber’s Address including Postal code)

________________________________________________________________________________________
(Phone Number)           (Fax Number)                     (email address)

Register Common Shares and Warrants as set forth below:

___________________________________________________________________________
(Name)                                 (Account Reference if applicable)

____________________________________________________________________________
(Address, including postal code)

Number of Units:    _______________

Aggregate Subscription Price (@US$1.50 per Unit):     US$____________________________

If the Subscriber is signing as agent for a principal and is not deemed to be purchasing as principal pursuant to NI 45-106 (as defined in Appendix I) by virtue of being either (i) a trust company or trust corporation acting on behalf of a fully managed account managed by the trust company or trust corporation; or (ii) a person acting on behalf of a fully managed account managed by it, and in each case satisfying the criteria set forth in NI 45-106, complete the following and ensure that Appendix I (and Schedule One thereto) is completed in respect of such principal:

_________________________________________________________
(Name of Principal)

_________________________________________________________
(Principal's Address)

______________________________________________________________________________________________________

________________________________________________________________________________________
(Principal’s Phone Number)           (’Fax Number)                     (’email address)

Deliver the Common Shares as set forth below:

___________________________________________________________________________
(Name)                                 (Account Reference if applicable)

__________________________________________________
(Contact Name)

_____________________________________________________
(Address, including postal code)

ACCEPTANCE

Signed and Accepted this ____ day of December, 2005.

CHILCO RIVER HOLDINGS, INC.

Per:

_____________________________
Authorized Signatory

Company Disclosure Schedule

Appendix I

APPENDIX I

REPRESENTATION LETTER

(FOR ACCREDITED INVESTORS)

TO:         Chilco River Holdings, Inc. (the “Company”)

In connection with the purchase of units (the “Units” or “Securities”) of the Company by the undersigned subscriber or, if applicable, the principal on whose behalf the undersigned is purchasing as agent (the “Subscriber” for the purposes of this Appendix I), the Subscriber hereby represents, warrants, covenants and certifies to the Company that:

1.	The Subscriber is resident in Alberta or British Columbia, or is otherwise subject to applicable securities laws of the Province of Alberta or British Columbia;

2.

The Subscriber is purchasing the Securities as principal for its own account or complies with the provisions of paragraph 3.2 of the Unit Purchase Agreement effective as of December, 2005 by and among the Company and the Investors, as defined therein (the “Subscription Agreement”);

3.

The Subscriber is an “accredited investor” within the meaning of National Instrument 45-106 entitled “Prospectus and Registration Exemptions” (“NI 45-106”) by virtue of satisfying the indicated criterion as set out in Schedule One to this Representation Letter;

4.	The Subscriber was not created or used solely to purchase or hold securities as an accredited investor as described in paragraph (m) of the definition of “accredited investor” in NI 45-106; and

5.	Upon execution of this Appendix I by the Subscriber, this Appendix I shall be incorporated into and form a part of the Subscription Agreement.

Dated: _________________________, 2005

________________________________
Print name of Subscriber

By:   __________________________________________________

Signature:    __________________________________________________

_____________________________________________________________
Print name of Signatory (if different from Subscriber)

_____________________________________________________________
Title

IMPORTANT: PLEASE INITIAL THE APPLICABLE PROVISION IN
SCHEDULE ONE ON THE NEXT PAGES

SCHEDULE ONE

TO APPENDIX I

NOTE:   THE INVESTOR MUST INITIAL BESIDE THE APPLICABLE PORTION OF THE DEFINITION BELOW.

Accredited Investor — (defined in National Instrument 45 106) means:

_____	(a)	a Canadian financial institution, or a Schedule III bank; or

_____	(b)	the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada); or

_____	(c)	a subsidiary of any person referred to in paragraphs (a) or (b), if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary; or

_____	(d)	a person registered under the securities legislation of a jurisdiction of Canada as an adviser or dealer, other than a person registered solely as a limited market dealer under one or both of the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador); or

_____	(e)	an individual registered or formerly registered under the securities legislation of a jurisdiction of Canada as a representative of a person or company referred to in paragraph (d); or

_____	(f)	the Government of Canada or a jurisdiction of Canada, or any crown corporation, agency or wholly-owned entity of the Government of Canada or a jurisdiction of Canada; or

_____	(g)	a municipality, public board or commission in Canada and a metropolitan community, school board, the Comite de gestion de la taxe scolaire de l'ile de Montreal or an intermunicipal management board in Quebec; or

_____	(h)	any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government; or

_____	(i)	a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada) or a pension commission or similar regulatory authority of a jurisdiction of Canada; or

_____	(j)	an individual who, either alone or with a spouse, beneficially owns, directly or indirectly, financial assets having an aggregate realizable value that before taxes, but net of any related liabilities, exceeds $1,000,000; or

_____	(k)	an individual whose net income before taxes exceeded $200,000 in each of the two most recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of the two most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year; or

Note: if individual accredited investors wish to purchase through wholly-owned holding companies or similar entities, such purchasing entities must qualify under section (t) below, which must be initialed.)

_____	(l)	an individual who, either alone or with a spouse, has net assets of at least $5,000,000; or

_____	(m)	a person, other than an individual or investment fund, that has net assets of at least $5,000,000 as shown on its most recently prepared financial statements; or

_____	(n)	an investment fund that distributes or has distributed its securities only to

•	a person that is or was an accredited investor at the time of the distribution,

•	a person that acquires or acquired securities in the circumstances referred to in sections 2.10 and 2.19 of National Instrument 45-106, or

•	a person described in paragraph (i) or (ii) that acquires or acquired securities under section 2.18 of National Instrument 45-106; or

_____	(o)	an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Quebec, the securities regulatory authority, has issued a receipt; or

_____	(p)	a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be; or

_____	(q)	a person acting on behalf of a fully managed account by that person, if that person

(i)	is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction, and

(ii)	in Ontario, is purchasing a security that is not a security of an investment fund; or

_____	(r)	a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded; or

_____	(s)	an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) to (d) or paragraph (i) in form and function; or

_____	(t)	a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors (as defined in National Instrument 45-106); or

_____	(u)	an investment fund that is advised by a person registered as an adviser or a person that is exempt from registration as an adviser; or

_____	(v)	a person that is recognized or designated by the securities regulatory authority or, except in Ontario and Quebec, the regulator as

(i)	an accredited investor, or

(ii)	an exempt purchaser in Alberta or British Columbia after National Instrument 45-106 comes into force.

For the purposes hereof:

(a)	“Canadian financial institution” means

(i)	an association governed by the Cooperative Credit Associations Act (Canada) or a central cooperative credit society for which an order has been made under section 473(1) of that Act, or

(ii)	a bank, loan corporation, trust company, trust corporation, insurance company, treasury branch, credit union, caisse populaire, financial services cooperative, or league that, in each case, is authorized by an enactment of Canada or a jurisdiction of Canada to carry on business in Canada or a jurisdiction of Canada;

(b)	“control person” has the same meaning as in securities legislation except in Manitoba, Newfoundland and Labrador, Northwest Territories, Nova Scotia, Nunavut, Ontario, Prince Edward Island and Quebéc where control person means any person that holds or is one of a combination of persons that holds

(i)	a sufficient number of any of the securities of an issuer so as to affect materially the control of the issuer, or

(ii)	more than 20% of the outstanding voting securities of an issuer except where there is evidence showing that the holding of those securities does not affect materially the control of the issuer;

(c)	“director” means:

(i)	a member of the board of directors of a company or an individual who performs similar functions for a company, and

(ii)	with respect to a person that is not a company, an individual who performs functions similar to those of a director of a company;

(d)	“eligibility adviser” means

(i)	a person that is registered as an investment dealer or in an equivalent category of registration under the securities legislation of the jurisdiction of a purchaser and authorized to give advice with respect to the type of security being distributed, and

(ii)	in Saskatchewan and Manitoba, also means a lawyer who is a practicing member in good standing with a law society of a jurisdiction of Canada or a public accountant who is a member in good standing of an institute or association of chartered accountants, certified general accountants or certified management accountants in a jurisdiction of Canada provided that the lawyer or public accountant must not

(A)	have a professional, business or personal relationship with the issuer, or any of its directors, executive officer, founders, or control persons, and

(B)	have acted for or been retained personally or otherwise as an employee, executive officer, director, associate or partner of a person that has acted for or been retained by the issuer or any of its directors, executive officers, founders or control persons within the previous 12 months;

(e)	“executive officer” means, for an issuer, an individual who is

(i)	a chair, vice-chair or president,

(ii)	a vice-president in charge of a principal business unit, division or function including sales, finance or production,

(iii)	an officer of the issuer or any of its subsidiaries and who performs a policy-making function in respect of the issuer, or

(iv)	performing a policy-making function in respect of the issuer;

(f)	“financial assets” means

(i)	cash,

(ii)	securities, or

(iii)	a contract of insurance, a deposit or an evidence of a deposit that is not a security for the purposes of securities legislation;

(g)	“founder” means, in respect of an issuer, a person who,

(i)	acting alone, in conjunction, or in concert with one or more persons, directly or indirectly, takes the initiative in founding, organizing or substantially reorganizing the business of the issuer, and

(ii)	at the time of the trade is actively involved in the business of the issuer;

(h)	“foreign jurisdiction” means a country other than Canada or a political subdivision of a country other than Canada;

(i)	“fully managed account” means an account of a client for which a person makes the investment decisions if that person has full discretion to trade in securities for the account without requiring the client’s express consent to a transaction;

(j)	“investment fund” means a mutual fund or a non redeemable investment fund;

(k)	“jurisdiction” means a province or territory of Canada except when used in the term foreign jurisdiction;

(l)	“local jurisdiction” means the jurisdiction in which the Canadian securities regulatory authority is situate;

(m)	“non-redeemable investment fund” means an issuer,

(i)	whose primary purpose is to invest money provided by its securityholders,

(ii)	that does not invest,

(A)	for the purpose of exercising or seeking to exercise control of an issuer, other than an issuer that is a mutual fund or a non-redeemable investment fund, or

(B)	for the purpose of being actively involved in the management of any issuer in which it invests, other than an issuer that is a mutual fund or a non-redeemable investment fund, and

(iii)	that is not a mutual fund;

(n)	“person” includes

(i)	an individual,

(ii)	a corporation,

(iii)	a partnership, trust, fund and an association, syndicate, organization or other organized group of persons, whether incorporated or not, and

(iv)	an individual or other person in that person’s capacity as a trustee, executor, administrator or personal or other legal representative;

(o)	“regulator” means, for the local jurisdiction, the Executive Director as defined under securities legislation of the local jurisdiction;

(p)	“related liabilities” means

(i)	liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets, or

(ii)	liabilities that are secured by financial assets;

(q)	“Schedule III bank” means an authorized foreign bank named in Schedule III of the Bank Act (Canada);

(r)	“spouse” means, an individual who,

(i)	is married to another individual and is not living separate and apart within the meaning of the Divorce Act (Canada), from the other individual,

(ii)	is living with another individual in a marriage-like relationship, including a marriage-like relationship between individuals of the same gender, or

(iii)	in Alberta, is an individual referred to in paragraph (i) or (ii) above, or is an adult interdependent partner within the meaning of the Adult Interdependent Relationships Act (Alberta); and

(s)	“subsidiary” means an issuer that is controlled directly or indirectly by another issuer and includes a subsidiary of that subsidiary.

All monetary references are in Canadian Dollars.

Schedule A

Investor Name and Address _________________________________ _________________________________ _________________________________ _________________________________	Number of Units _________________________________ _________________________________ _________________________________ _________________________________	Amount of Investment _________________________________ _________________________________ _________________________________ _________________________________

Schedule B

Form of Warrant Certificate

Wire Transfer Instructions

Wells Fargo Bank
9635 Las Tunas Drive
Temple City, CA 91780

Routing No. 121000248
Account No.: 3367111089
Account Ref.: Name: Chilco River Holdings, Inc.